UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PFSweb, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PFSweb, Inc.

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, June 27, 2019
Time:	10:00 a.m. CDT
Place:	Hilton Garden Inn, 705 Central Expressway South, Allen, Texas

At the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) you will be asked to:

1.    Elect nine directors;

2.    Approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers;

3.    Ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2019;

4.    To approve, on a non-binding, advisory basis, the frequency of future votes on the compensation of our Named Executive Officers; and

5.    Transact any other business as may properly come before the meeting or at any postponements or adjournments thereof.

The Proxy Statement that was filed with the SEC on May 15, 2019 and sent to stockholder on or about May 15, 2019 provides information about the matters that you will be asked to consider and to vote on at the Annual Meeting, except that additional information with respect to Proposal 4 listed above is set forth in the accompanying Supplement to the Proxy Statement.

The Board of Directors has fixed the close of business on May 3, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Your vote is important. Each stockholder, regardless of whether you plan on attending the Annual Meeting, is requested to vote now. You may vote on the items to be considered at the Annual Meeting by mailing a proxy card without delay in the enclosed postage-paid envelope, by voting over the Internet or by toll-free telephone as described in the proxy card. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting. Stockholders holding shares in street name must obtain a legal proxy from their broker, bank or other holder of record and present it to the inspectors of election with their ballot to be able to vote at the Annual Meeting.

Via Internet – cast your vote at www.investorvote.com/PFSW 24/7 until 11:59 p.m., Eastern Time on June 26, 2019	Via Phone – cast your vote by phone at 1-800-652-8683 24/7 until 11:59 p.m., Eastern Time on June 26, 2019	Via Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

Please carefully review the instructions for the various voting options available to you detailed on the proxy card. If you have questions, please review our questions and answers about the Annual Meeting and the voting options for additional information, including when you must vote, how to revoke your proxy and how to vote your shares in person.

You also are cordially invited to attend the Annual Meeting in person. Only stockholders with an admission ticket and valid, government-issued, picture identification that matches the admission ticket will be admitted to the Annual Meeting. If your shares are registered in your name, an admission ticket is attached to your proxy card. If your shares are not registered in your name, you should ask the broker, bank or other institution that holds your shares to provide you with a legal proxy authorizing you to vote your shares. You also can obtain an admission ticket to the Annual Meeting by presenting this legal proxy, or confirming documentation of your account from your broker, bank or other institution, at the Annual Meeting.

By Order of the Board of Directors

Michael Willoughby
Chief Executive Officer

Allen, Texas

May 17, 2019

The Proxy Statement made available to stockholder on or about May 15, 2019 provides information about the matters that you will be asked to consider and to vote on at the Annual Meeting, except that additional information with respect to Proposal 4 listed above is set forth in the accompanying Supplement to the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON JUNE 27, 2019.

This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report on Form 10-K are available at www.edocumentview.com/PFSW and the “Investors” section under “SEC Filings” of our website at www.pfsweb.com.

EXPLANATORY NOTE

This Proxy Statement Supplement (the “Supplement”) is being filed to supplement the Definitive Proxy Statement of PFSweb, Inc. (the “Company,” “we,” or “our”) for its 2019 Annual Meeting of Stockholders to be held on June 27, 2019 at the Hilton Garden Inn, Allen, Texas, beginning at 10:00 a.m. Central Time (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2019, in order to add an additional Proposal to the original Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

The additional Proposal was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC. This Supplement amends and supplements the original Proxy Statement of the Company to, (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our Named Executive Officers (referred to herein as “Proposal 4” or “Say on Pay Frequency”). Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and the accompanying Updated Notice of the Annual Meeting that adds the Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

VOTING; REVOCABILITY OF PROXIES

Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on May 15, 2019, and which was previously made available to you or mailed to you, if you requested a hard copy.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 4. If you sign and return the revised proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the revised proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say on Pay Frequency Proposal. In order to vote on the Say on Pay Frequency Proposal, you must submit a vote on Proposal 4 and sign and return the revised proxy card, or attend the Annual Meeting and vote in person.

Effect of Abstentions and Broker Non-Votes.

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If your shares are registered in the name of a bank or brokerage firm and do not provide specific voting instructions to your bank, broker or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 4 or the other proposals, except for Proposal 3- the ratification of BDO USA, LLP as our independent auditor. If your shares are registered with the broker, bank or nominee firm, they may provide you with instructions on how to vote. Follow the instructions to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials, including the Supplement. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone.

Revocation of Proxies/Voting of Shares

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders entitled to vote at the Annual Meeting who attend the Annual Meeting may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1, 2 and/or 3, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2 and 3 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted: (1) “FOR” the election of each of the director nominees as a director of the Company; (2) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers; (3) “FOR” the ratification of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019; (4) “FOR” a frequency of every year for future non-binding, advisory stockholder votes on the compensation paid to our Named Executive Officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and (5) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our Named Executive Officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board believes that an annual stockholder vote on the compensation paid to our Named Executive Officers represents a best practice in corporate governance and will provide the Board with current information on stockholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to stockholder concerns about the program.

The Company is presenting this Proposal 4, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our Proxy Statement. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years.

Recommendation and Vote Required

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” 1 YEAR ON THE ADVISORY VOTE ON THE FREQUENCY OF THE SAY ON PAY VOTE FOR THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

The Board recommends holding an advisory vote on executive compensation similar to Proposal 2 annually. For voting purposes, the stockholders have the option to specify one of four choices on this Proposal 4 on the proxy card: every one year, every two years, every three years or abstain. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for a frequency of every year. The advisory vote on frequency will be determined based on the number of years which receives the most votes cast. Shares of common stock that are present at the Annual Meeting but abstain from voting on such proposal are not treated as votes cast and will have no effect on the outcome of the vote on this proposal. Also, broker non-votes will have no effect on the outcome of the vote on this proposal.

As with your vote on Proposal 2, your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.

OTHER MATTERS

As of the date of this Supplement, the Board of Directors knows of no matters other than those described in the Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournments thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors,

Michael Willoughby
Chief Executive Officer

Allen, Texas

May 17, 2019

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 11:59 pm, (Eastern Time), on June, 26, 2019
Online Go to www.investorvote.com/PFSW or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Using a black ink pen, mark your votes with an X as shown in this example. ☒ Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PFSW

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommend a vote “FOR” all the nominees listed below, “FOR” Proposals 2 and 3 and for “1 YEAR” on Proposal 4.

1. Election of Directors:

.		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - David I. Beatson	☐	☐	☐	02 - Monica Luechtefeld	☐	☐	☐	03 - Shinichi Nagakura	☐	☐	☐

	04 - James F. Reilly	☐	☐	☐	05 - Benjamin Rosenzweig	☐	☐	☐	06 - Peter J. Stein	☐	☐	☐

	07 - Robert Frankfurt	☐	☐	☐	08 - G. Mercedes De Luca	☐	☐	☐	09 - Michael C. Willoughby	☐	☐	☐

		For	Against	Abstain		For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers.		☐	☐	☐	3. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2019.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To approve, on a non-binding, advisory basis, the frequency of future votes on the compensation of our Named Executive Officers.	☐	☐	☐	☐	5. To transact any other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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◾	1 U P X

032K7H

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of PFSweb, Inc. Shareholders

June, 27, 2019, 10:00 am CT

Hilton Garden Inn

705 Central Expressway South, Allen, Texas 75013

Upon arrival, please present this admission ticket and photo identification at the registration desk.

VOTE BY INTERNET OR TELEPHONE

24/7 Hours a Day-7 Days a Week

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: www.edocumentview.com/PFSW

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PFSW

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PFSweb, Inc.

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – June 27, 2019

Michael C. Willoughby and Thomas J. Madden, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of PFSweb, Inc. to be held on June 27, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” the election of the Board of Directors, “FOR” Proposals 2-3 and for “1 YEAR” on Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.